Exhibit 99.2

McEwen Mining: Registered Direct Offering of Common Stock Completed & Closed

TORONTO, ONTARIO, February 9, 2021 – McEwen Mining Inc. (the “Company” or “McEwen”) (NYSE and TSX: MUX), reports that it has closed the previously announced registered direct offering of common shares for aggregate gross proceeds of US$31.5 million.

“I deeply regret being in a position where we had to finance at this price, a price well below what I believe to be our real value. However, the timing of this financing was critical for two key reasons: One, it completes the funding required to bring the Froome deposit into production later this year. Froome is our production bridge to the future growth of the Fox Complex, where we see potential for significantly higher gold production, lower cost per ounce and a much longer mine life; and Two, it strengthens our balance sheet and working capital position, which will help address our going concern note and debt covenants.

I do take some solace from the fact that there was big demand for the offering, of over $120 million, and this is an expression of confidence by investors in our company’s future,” said Rob McEwen, Chairman & Chief Owner.

Cantor Fitzgerald & Co. and Roth Capital Partners, LLC acted as exclusive co-placement agents for the Offering in the United States and internationally (except Canada).

The shares of common stock described above were offered in the United States pursuant to an effective “shelf” registration statement (File No. 333-224476) that was filed with the Securities and Exchange Commission (the “SEC”) and declared effective on July 6, 2018, and a prospectus supplement dated February 5, 2021. The prospectus supplement and accompanying prospectus are available on the SEC’s website at http://www.sec.gov and may also be obtained from Cantor Fitzgerald & Co., Attention: Capital Markets, 499 Park Ave., 6th Floor, New York, New York 10022, or by telephone at (212) 829-7122, or by e-mail at prospectus@cantor.com, and from Roth Capital Partners at 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660, or by telephone at (800) 678-9147.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

ABOUT MCEWEN MINING

CONTACT INFORMATION:
Investor Relations: (866)-441-0690 Toll Free (647)-258-0395 Mihaela Iancu ext. 320 info@mcewenmining.com	150 King Street West Suite 2800, P.O. Box 24 Toronto, ON, Canada M5H 1J9

McEwen Mining is a diversified gold and silver producer and explorer focused in the Americas with operating mines in Nevada, Canada, Mexico and Argentina. It also owns a large copper deposit in Argentina.